Exhibit 99.2
Hercules Offshore
Monthly Rig Fleet Status Report
as of
January 26, 2010

					Contract (2)	Est. Duration (3)
	Rig Name	Rig Type	Location	Customer / Status (1)	Dayrate ($000s)	Days	Date	Comments
Domestic Offshore

1	Hercules 120	120’ — MC, TD	GOM	Chevron	27-29	155	06/30/10
2	Hercules 150	150’ — ILC, TD	GOM	Rozel	29-31	15	02/10/10
				Hilcorp	32-34	185	08/14/10
3	Hercules 173	173’ — MC, TD	GOM	Chevron	27-29	155	06/30/10
4	Hercules 200	200’ — MC, TD	GOM	ADTI/Leed	30-32	22	02/17/10
				Hall-Houston	29-31	30	03/19/10	Dayrate of $33-$35K for additional 20 days if well is completed; One one-well (25-day) priced option at $31-33K
5	Hercules 201	200’ — MC, TD	GOM	Devon	28-30	38	03/05/10	Operations from December 26, 2009 — January 11, 2010 were at $31-33K dayrate; Two one-well (30-day) priced options at $28-33K
					31-33	60	05/04/10
6	Hercules 202	200’ — MC, TD	GOM	LLOG	29-31	10	02/05/10
				W&T Offshore	31-33	180	08/04/10	Awarded a letter of intent for a 180-day contract at a dayrate of $31-33K expected to commence in direct continuation of previous contract
7	Hercules 204	200’ — MC, TD	GOM	Petroquest	29-31	30	02/25/10	Following current contract, rig expected to undergo maintenance for 14-21 days
8	Hercules 251	250’ — MS, TD	GOM	Ready Stacked
9	Hercules 253	250’ — MS, TD	GOM	Hall-Houston	29-31	20	02/15/10
10	Hercules 257	250’ — MS, TD	GOM	Ready Stacked			03/15/10	Rig expected to undergo maintenance for 14 days during this period
				Hall-Houston	31-33	25	04/09/10
11	Hercules 350	350’ — ILC, TD	GOM	Chevron	49-51	155	06/30/10
					Average	98	days

12	Hercules 75	Submersible, TD	GOM	Cold Stacked 01/09
13	Hercules 77	Submersible, TD	GOM	Cold Stacked 01/09
14	Hercules 78	Submersible, TD	GOM	Cold Stacked 01/09
15	Hercules 85	85’ — ILS, TD	GOM	Cold Stacked 01/09
16	Hercules 101	100’ — MC, TD	GOM	Cold Stacked 01/09
17	Hercules 152	150’ — MC, TD	GOM	Cold Stacked 05/09
18	Hercules 153	150’ — MC, TD	GOM	Cold Stacked 01/09
19	Hercules 203	200’ — MC, TD	GOM	Cold Stacked 06/09				Continuing obligation from Energy XXI for approximately 18 days at $81-83K dayrate will be assigned to another rig; actual days remaining are currently being negotiated
20	Hercules 206	200’ — MC, TD	GOM	Cold Stacked 12/09
21	Hercules 207	200’ — MC, TD	GOM	Cold Stacked 01/09
22	Hercules 211	200’ — MC Workover	GOM	Cold Stacked 01/09
23	Hercules 250	250’ — MS, TD	GOM	Cold Stacked 12/09
24	Hercules 252	250’ — MS, TD	GOM	Cold Stacked 05/09

Hercules Offshore
Monthly Rig Fleet Status Report
as of
January 26, 2010

					Contract (2)	Est. Duration (3)
	Rig Name	Rig Type	Location	Customer / Status (1)	Dayrate ($000s)	Days	Date	Comments
International Offshore

1	Hercules 170	170’ — ILC, TD	Bahrain	Warm Stacked
2	Hercules 156	150’ — ILC, TD	Gabon	Warm Stacked
3	Hercules 185	150’ — ILC, TD	Angola	Angola Drilling Company Ltd	149-151	346	01/07/11	Remains on standby dayrate in the $145-150K range. Currently does not meet our revenue recognition criteria due to uncertainty surrounding collectability.
4	Hercules 205	200’ — MC, TD	Mexico	PEMEX	43-45	20	02/15/10
5	Platform 3	Platform, TD	Mexico	Ready Stacked			02/09/10
				PEMEX	54-56	440	04/25/11	Expected to commence on approximately February 9
6	Hercules 258	250’ — MS, TD	India	ONGC	109-111	494	06/04/11
7	Hercules 260	250’ — ILC, TD	India	ONGC	142-144	428	03/30/11
8	Hercules 208	200’ — MC, TD	Malaysia	Murphy	109-111	577	08/26/11
9	Hercules 261	250’ — ILC, TD	Saudi Arabia	Saudi Aramco	136-138	612	09/30/11
10	Hercules 262	250’ — ILC, TD	Saudi Arabia	Saudi Aramco	127-129	612	09/30/11
					Average	321	days

Hercules Offshore
Monthly Rig Fleet Status Report
as of
January 26, 2010

					Contract (2)	Est. Duration (3)
	Rig Name	Rig Type	Location	Customer / Status (1)	Dayrate ($000s)	Days	Date	Comments
US Inland Barges

1	Hercules 17	Posted — 3000 hp, TD	US Inland Gulf Coast	Phoenix	15-17	1	01/27/10
				Renaissance	14-16	30	02/26/10
2	Hercules 41	Posted — 3000 hp, TD	US Inland Gulf Coast	Castex	14-16	53	03/20/10
3	Hercules 49	Posted — 3000 hp, TD	US Inland Gulf Coast	Clayton Williams	21-23	2	01/28/10
				Dynamic	23-25	17	02/14/10
					Average	34	days
4	Hercules 01	Conv — 2000 hp	US Inland Gulf Coast	Cold Stacked 10/08
5	Hercules 09	Posted — 2000 hp, TD	US Inland Gulf Coast	Cold Stacked 05/09
6	Hercules 11	Conv — 3000 hp, TD	US Inland Gulf Coast	Cold Stacked 02/09
7	Hercules 15	Conv — 2000 hp	US Inland Gulf Coast	Cold Stacked 12/08
8	Hercules 19	Conv — 1000 hp	US Inland Gulf Coast	Cold Stacked 01/09
9	Hercules 27	Posted — 3000 hp, TD	US Inland Gulf Coast	Cold Stacked 01/09
10	Hercules 28	Conv — 3000 hp	US Inland Gulf Coast	Cold Stacked 05/08
11	Hercules 29	Conv — 3000 hp, TD	US Inland Gulf Coast	Cold Stacked 03/09
12	Hercules 46	Posted — 3000 hp, TD	US Inland Gulf Coast	Cold Stacked 01/09
13	Hercules 48	Posted — 3000 hp, TD	US Inland Gulf Coast	Cold Stacked 03/09
14	Hercules 52	Posted — 2000 hp, TD	US Inland Gulf Coast	Cold Stacked 01/09
15	Hercules 55	Posted — 2000 hp, TD	US Inland Gulf Coast	Cold Stacked 01/09
16	Hercules 57	Posted — 3000 hp, TD	US Inland Gulf Coast	Cold Stacked 03/09
17	Hercules 64	Posted — 3000 hp, TD	US Inland Gulf Coast	Cold Stacked 03/09

(1)	Rigs with a Customer named are under contract while rigs described as “Ready Stacked” are not under contract but generally are ready for service. Rigs described as “Warm Stacked” may have a reduced number of crew, but only require a full crew to be ready for service. Rigs described as “Cold Stacked” are not actively marketed, normally require the hiring of an entire crew and require a maintenance review and refurbishment before they can function as a drilling rig. Rigs described as “Shipyard” are undergoing maintenance, repairs, or upgrades and may or may not be actively marketed depending on the length of stay in the shipyard.

(2)	Contract dayrates shown in the table above are full contract operating dayrates, although the average dayrate over the term of the contract will be lower and could be substantially lower. Lower dayrates typically apply when the rig is under contract but not fully operating, including periods when the rig is moving, waiting on weather, on standby, down for repairs or maintenance or during other operational delays or events of force majeure. In certain cases under our Inland Barge contracts dayrates include revenue for other vessels and services provided by Delta Towing. The dayrates do not include lump sum amounts reimbursable from the client, bonuses that are considered revenue under generally accepted accounting principles, or revenue already included in other Hercules business segments.

(3)	Estimated contract duration is an estimate based on current belief by our customer as to the remaining days to complete the project.